UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                      June 4, 2003
Date of Report (Date of earliest event reported)

X POINT WEST CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27736 (Commission File Number)	94-3165263 (I.R.S. Employer Identification Number)
1750 Montgomery Street San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 394-9467 (Registrant’s telephone number, including area code)

Item 6. Resignations of Registrant's Directors

                    On June 4, 2003,  Point West Capital Corporation Announced that Bradley N. Rotter resigned from the Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     99.1    Text of Press Release dated  June 17, 2003.

     99.2    Text of Resignation dated  June 4, 2003.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2003

POINT WEST CAPITAL CORPORATION

By: /s/ John Ward Rotter
John Ward Rotter
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description	Sequential Page Number
99.1	Text of Press Release dated June 17, 2003
4

99.2	Text of Resignation Letter dated June 4, 2003	5

FOR IMMEDIATE RELEASE
June 17, 2003

POINT WEST CAPITAL CORPORATION
ANNOUNCES RESIGNATION OF BOARD MEMBER

            SAN FRANCISCO -- (June 17, 2003) Point West Capital Corporation (OTC BB Symbol: PWCC.OB) today announced that Bradley N. Rotter resigned from the Board of Directors, effective June 4, 2003, for personal reasons.

CONTACTS:     POINT WEST CAPITAL CORPORATION, SAN FRANCISCO.
              John W. Rotter, 415/362-1977 x1

June 4, 2003

Gentlemen

                    Please allow this email to officially inform you of my resignation from the Board of Directors of Point West Capital Corporation.

Thank You

Bradly Rotter